Table of Contents

Page(s)
3	Earnings Release
Key Financial Data
8	Consolidated Balance Sheet
9	Consolidated Statement of Operations
10	FFO, Core FFO and Core AFFO
11	Adjusted EBITDA
12	Components of Net Asset Value
Operating Portfolio
13	Multifamily Operating Portfolio
14	Commercial Assets and Developable Land
15	Same Store Market Information
16	Same Store Performance
Debt
17	Debt Profile
18	Debt Summary and Maturity Schedule
Reconciliations and Additional Details
19	Annex 1: Transaction Activity
20	Annex 2: Reconciliation of NOI
21	Annex 3: Consolidated Statements of Operations and Non-GAAP Financial Footnotes
22	Annex 4: Unconsolidated Joint Ventures
23	Annex 5: Debt Profile Footnotes
24	Annex 6: Multifamily Property Information
25	Annex 7: Noncontrolling Interests in Consolidated Joint Ventures
26	Non-GAAP Financial Definitions
28	Company Information

V E R I S    R E S I D  E  N  T  I  A  L,    I N C.
NEWS RELEASE
For Immediate Release
Veris Residential, Inc.
Reports Third Quarter 2025 Results
JERSEY CITY, N.J., October 22, 2025 –– Veris Residential, Inc. (NYSE: VRE) (the “Company”), a forward-thinking, Northeast-focused, Class A multifamily REIT, today reported results for the third quarter 2025.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Income (loss) per Diluted Share	$0.80	$(0.10)	$0.81	$(0.12)
Core FFO per Diluted Share	$0.20	$0.17	$0.52	$0.49
Core AFFO per Diluted Share	$0.19	$0.19	$0.55	$0.58
Dividend per Diluted Share	$0.08	$0.07	$0.24	$0.1825

STRATEGIC UPDATE

–Meaningfully accelerated the Company's deleveraging progress with $542 million of non-strategic asset sales completed or under contract year to date, including $75 million under contract for the Harborside 8/9 land parcel.
–Utilized asset sale proceeds to reduce debt by $394 million during the third quarter, further reducing Net Debt-to-EBITDA (Normalized) to 10.0x ahead of schedule.
–On track to achieve Net Debt-to-EBITDA (Normalized) of approximately 9.0x upon the sale of Harborside 8/9, anticipated to close in the first quarter next year.
–Raised high-end of non-strategic asset disposition guidance to $650 million, positioning the Company to achieve Net Debt-to-EBITDA (Normalized) of around 8.0x or potentially lower by year-end 2026.
–Raised 2025 Core FFO per share guidance for the second consecutive quarter to reflect one-time tax appeal refunds recognized in the third quarter.

OPERATIONAL HIGHLIGHTS

–Year-over-year Same Store Blended Net Rental Growth Rate of 3.9% for the quarter and 3.5% year to date.
–Year-over-year Same Store NOI growth of 1.6% year to date.
–Occupancy of 95.8% excluding Liberty Towers, which remains under renovation, with Same Store occupancy of 94.7% (including Liberty Towers).
–Named 2025 Regional Listed Sector Leader and Top Performer by GRESB for distinguished sustainability leadership among residential companies in the Americas.

Mahbod Nia, Chief Executive Officer, commented, "The third quarter marked another period of significant progress advancing Veris Residential’s corporate plan, as we seek to continue accelerating our balance sheet transformation while delivering outsized earnings growth. With $542 million in non-core asset sales either closed or under contract year to date—exceeding our target for non-strategic asset sales—we are pleased to raise our disposition target to $650 million, positioning us to potentially delever to below 8x by year-end 2026.

“Operationally, we delivered another solid quarter, achieving 3.9% blended net rental growth and further raising our Core FFO guidance to $0.67 to $0.68 per share, representing year-over-year growth of 12.5%. We remain well positioned to drive continued outperformance for shareholders in 2025 and beyond through disciplined execution, operational efficiency and strategic capital deployment. "

SAME STORE PORTFOLIO PERFORMANCE

Following the sale of The James, 145 Front Street, Signature Place and Quarry Place, the Company has removed these assets from its Same Store pool for all periods presented. All Same Store financial and operational results have been revised for comparability.

	September 30, 2025	June 30, 2025	Change
Same Store Units	6,581	6,581	—%
Same Store Occupancy	94.7%	93.3%	1.4%
Same Store Blended Rental Growth Rate (Quarter)	3.9%	5.8%	(1.9)%
Average Revenue per Home	$4,255	$4,226	0.7%

The following table shows Same Store performance:

($ in 000s)	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	%	2025	2024	%
Total Property Revenue	$68,870	$67,359	2.2%	$203,451	$199,088	2.2%
Controllable Expenses	12,034	11,383	5.7%	34,219	33,586	1.9%
Non-Controllable Expenses	11,394	9,295	22.6%	32,428	30,859	5.1%
Total Property Expenses	23,428	20,678	13.3%	66,647	64,445	3.4%
Same Store NOI	$45,442	$46,681	(2.7)%	$136,804	$134,643	1.6%

TRANSACTION ACTIVITY

During the third quarter, the Company sold four multifamily properties and one land parcel, generating $406 million in gross proceeds. Year to date, the Company has sold $467 million of non-strategic assets, with an additional $75 million under contract for Harborside 8/9, reducing our land bank to $35 million.

Name ($ in 000s)	Date	Location	Gross Proceeds
65 Livingston	1/24/2025	Roseland, NJ	$7,300
Wall Land	4/3/2025	Wall Township, NJ	31,000
PI - North Building (two parcels) and Metropolitan at 40 Park	4/21/2025	West New York, NJ, and Morristown, NJ	7,100
1 Water	4/29/2025	White Plains, NY	15,500
Signature Place	7/9/2025	Morris Plains, NJ	85,000
145 Front Street	7/22/2025	Worcester, MA	122,200
The James	8/14/2025	Park Ridge, NJ	117,000
PI South - Building 2	8/28/2025	Weehawken, NJ	19,000
Quarry Place at Tuckahoe	9/25/2025	Eastchester, NY	63,000
Total Assets Sold in 2025			$467,100

FINANCE AND LIQUIDITY

As of September 30, 2025, the Company had liquidity of $274 million, a weighted average effective interest rate of 4.76% and a weighted average maturity of 2.6 years, with all of the Company's debt either hedged or fixed.

During the quarter, the Company utilized proceeds from asset sales to repay the $200 million Term Loan, $96 million on the Revolver and the $56.5 million mortgage secured by Portside at East Pier. In addition, the buyer assumed the $41 million mortgage secured by Quarry Place.

Balance Sheet Metric ($ in 000s)	September 30, 2025	June 30, 2025
Weighted Average Interest Rate	4.76%	5.08%
Weighted Average Years to Maturity	2.6	2.6
TTM Interest Coverage Ratio	1.7x	1.7x
Net Debt	$1,407,717	$1,795,320
TTM Adjusted EBITDA (Normalized)	$141,151	$159,162
Net Debt-to-EBITDA (Normalized)	10.0x	11.3x

AMENDED CREDIT FACILITY

In July, the Company amended its $500 million credit facility established in April 2024. The Amended Facility package—comprising a $300 million Revolver and a $200 million Term Loan, which has been repaid—introduced a leverage-based pricing grid for the Revolver, with spreads ranging from 1.20% to 1.75% over SOFR (inclusive of a 5-basis-point spread reduction associated with meeting certain KPIs), and reduced the required number of secured properties in the collateral pool from five to two.

The Company's current total leverage ratio as defined by the Amended Facility is between 50% and 55%, resulting in a borrowing rate on the Revolver of SOFR + 1.50%. The Amended Facility matures in April 2027 and retains a one-year extension option on the Revolver.

DIVIDEND

The Company paid a dividend of $0.08 per share on October 10, 2025, to shareholders of record as of September 30, 2025.

GUIDANCE

The Company is maintaining its operational guidance for 2025 in accordance with the following table:

2025 Guidance Ranges	Low		High
Same Store Revenue Growth	2.2%	—	2.7%
Same Store Expense Growth	2.4%	—	2.8%
Same Store NOI Growth	2.0%	—	2.8%

The Company is raising its 2025 Core FFO per share guidance range to $0.67 to $0.68, reflecting $4 million recognized this quarter from the successful resolution of real estate tax appeals related to formerly owned office properties.

	Current Guidance			Previous Guidance (July)
Core FFO per Share Guidance	Low		High	Low		High
Net Income (Loss) per Share	$0.64	—	$0.65	$(0.22)	—	$(0.21)
Realized and Unrealized (Gains) Losses on Sales	$(0.82)	—	$(0.82)	$—	—	$—
Depreciation per Share	$0.85	—	$0.85	$0.85	—	$0.85
Core FFO per Share	$0.67	—	$0.68	$0.63	—	$0.64

SUSTAINABILITY

The Company's 2025 Global Real Estate Sustainability Benchmark (GRESB) score improved by one point to 90, ranking the Company first in its peer group and maintaining its 5 Star Rating and Green Star designation. The Company was also named a 2025 Regional Listed Sector Leader and Top Performer, recognizing the Company's commitment to sustainability excellence across its portfolio.

CONFERENCE CALL/SUPPLEMENTAL INFORMATION

An earnings conference call with management is scheduled for Thursday, October 23, 2025, at 8:30 a.m. Eastern Time and will be broadcast live via the Internet at: http://investors.verisresidential.com.

The live conference call is also accessible by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international) and requesting the Veris Residential third quarter 2025 earnings conference call.

The conference call will be rebroadcast on Veris Residential, Inc.'s website at:
http://investors.verisresidential.com beginning at 8:30 a.m. Eastern Time on Thursday, October 23, 2025.

A replay of the call will also be accessible Thursday, October 23, 2025, through Sunday, November 23, 2025, by calling (844) 512-2921 (domestic) or +1(412) 317-6671 (international) and using the passcode, 13753250.
Copies of Veris Residential, Inc.’s third quarter 2025 Form 10-Q and third quarter 2025 Supplemental Operating and Financial Data are available on Veris Residential, Inc.’s website under Financial Results.

In addition, once filed, these items will be available upon request from:
Veris Residential, Inc. Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311

ABOUT THE COMPANY
Veris Residential, Inc. is a forward-thinking real estate investment trust (REIT) that primarily owns, operates, acquires and develops premier Class A multifamily properties in the Northeast. Our technology-enabled, vertically integrated operating platform delivers a contemporary living experience aligned with residents' preferences while positively impacting the communities we serve. We are guided by an experienced management team and Board of Directors, underpinned by leading corporate governance principles; a best-in-class approach to operations; and an inclusive culture based on meritocratic empowerment.
For additional information on Veris Residential, Inc. and our properties available for lease, please visit http:// www.verisresidential.com/.
The information in this press release must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the press release without reference to the 10-Q and the Public Filings, available at https://investors.verisresidential.com/financial-information.
We consider portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Investors	Media
Mackenzie Rice	Amanda Shpiner/Grace Cartwright
Director, Investor Relations	Gasthalter & Co.
investors@verisresidential.com	veris-residential@gasthalter.com

Additional details on Company Information page.

Consolidated Balance Sheet
(in thousands) (unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Rental property
Land and leasehold interests	$438,018	$458,946
Buildings and improvements	2,587,883	2,634,321
Tenant improvements	16,388	14,784
Furniture, fixtures and equipment	115,693	112,201
	3,157,982	3,220,252
Less – accumulated depreciation and amortization	(495,698)	(432,531)
	2,662,284	2,787,721
Real estate held for sale, net	—	7,291
Net investment in rental property	2,662,284	2,795,012
Cash and cash equivalents	8,778	7,251
Restricted cash	17,042	17,059
Investments in unconsolidated joint ventures	52,841	111,301
Unbilled rents receivable, net	3,302	2,253
Deferred charges and other assets, net	46,598	48,476
Accounts receivable	918	1,375
Total assets	$2,791,763	$2,982,727
LIABILITIES AND EQUITY
Revolving credit facility and term loans	31,000	348,839
Mortgages, loans payable and other obligations, net	1,402,537	1,323,474
Dividends and distributions payable	8,587	8,533
Accounts payable, accrued expenses and other liabilities	51,795	42,744
Rents received in advance and security deposits	11,582	11,512
Accrued interest payable	5,131	5,262
Total liabilities	1,510,632	1,740,364
Redeemable noncontrolling interests	9,294	9,294
Total Stockholders’ Equity	1,156,864	1,099,391
Noncontrolling interests in subsidiaries:
Operating Partnership	106,342	102,588
Consolidated joint ventures	8,631	31,090
Total noncontrolling interests in subsidiaries	$114,973	$133,678
Total equity	$1,271,837	$1,233,069
Total liabilities and equity	$2,791,763	$2,982,727

Consolidated Statement of Operations
(In thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
REVENUES	2025	2024	2025	2024
Revenue from leases	$67,625	$62,227	$198,938	$183,786
Management fees	523	794	2,007	2,587
Parking income	3,893	3,903	12,018	11,570
Other income	1,399	1,251	4,161	5,048
Total revenues	73,440	68,175	217,124	202,991
EXPENSES
Real estate taxes	10,129	8,572	29,446	27,251
Utilities	2,382	2,129	7,292	6,196
Operating services	12,808	10,156	36,688	35,354
Property management	4,261	3,762	12,734	13,370
General and administrative	8,517	8,956	28,190	29,019
Transaction related costs	1,550	—	3,428	1,406
Depreciation and amortization	21,073	21,159	64,797	61,592
Land and other impairments, net	—	2,619	15,667	2,619
Total expenses	60,720	57,353	198,242	176,807
OTHER (EXPENSE) INCOME
Interest expense	(22,240)	(21,507)	(69,804)	(64,683)
Interest and other investment income	173	181	268	2,255
Equity in earnings (losses) of unconsolidated joint ventures	340	(268)	4,708	2,919
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	91,037	—	84,160	—
Gain (loss) on disposition of developable land	(1,118)	—	35,292	11,515
Gain (loss) on sale of unconsolidated joint venture interests	—	—	5,122	7,100
Gain (loss) from extinguishment of debt, net	(3,212)	8	(3,212)	(777)
Other income (expense), net	(121)	(310)	302	(305)
Total other (expense) income, net	64,859	(21,896)	56,836	(41,976)
Income (loss) from continuing operations before income tax expense	77,579	(11,074)	75,718	(15,792)
Provision for income taxes	(35)	(39)	(170)	(274)
Income (loss) from continuing operations after income tax expense	77,544	(11,113)	75,548	(16,066)
Discontinued operations:
Income (loss) from discontinued operations	3,782	206	3,891	1,877
Realized gains (losses) and unrealized gains (losses) on disposition of rental property and impairments, net	—	—	—	1,548
Total discontinued operations, net	3,782	206	3,891	3,425
Net income (loss)	81,326	(10,907)	79,439	(12,641)
Noncontrolling interests in consolidated joint ventures	907	391	3,181	1,429
Noncontrolling interests in Operating Partnership of income (loss) from continuing operations	(6,596)	923	(6,607)	1,293
Noncontrolling interests in Operating Partnership in discontinued operations	(319)	(18)	(328)	(295)
Redeemable noncontrolling interests	(81)	(81)	(243)	(459)
Net income (loss) available to common shareholders	$75,237	$(9,692)	$75,442	$(10,673)

Basic earnings per common share:
Net income (loss) available to common shareholders	$0.81	$(0.10)	$0.81	$(0.12)
Diluted earnings per common share:
Net income (loss) available to common shareholders	$0.80	$(0.10)	$0.81	$(0.12)
Basic weighted average shares outstanding	93,476	92,903	93,310	92,615
Diluted weighted average shares outstanding[1]	102,493	101,587	102,273	101,304

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Reconciliation to Net Income (Loss) to NOI page for more details.

FFO, Core FFO and Core AFFO

(in thousands, except per share/unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) available to common shareholders	$75,237	$(9,692)	$75,442	$(10,673)
Add/(Deduct):
Noncontrolling interests in Operating Partnership	6,596	(923)	6,607	(1,293)
Noncontrolling interests in discontinued operations	319	18	328	295
Real estate-related depreciation and amortization on continuing operations[2]	21,395	23,401	68,071	68,547
Real estate-related depreciation and amortization on discontinued operations	—	—	—	668
Continuing operations: (Gain) loss on sale from unconsolidated joint ventures	—	—	(5,122)	(7,100)
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property	(91,037)	—	(84,160)	—
Discontinued operations: Realized (gains) losses and unrealized (gains) losses on disposition of rental property, net	—	—	—	(1,548)
FFO[3]	$12,510	$12,804	$61,166	$48,896

Add/(Deduct):
(Gain) loss from extinguishment of debt, net	3,212	(8)	3,212	777
Land and other impairments[4]	—	2,619	14,067	2,619
(Gain) loss on disposition of developable land[5]	558	—	(35,852)	(11,515)
Severance/Compensation related costs (G&A)[6]	547	206	2,067	2,079
Severance/Compensation related costs (Property Management)[7]	657	26	2,056	2,390
Amortization of derivative premium[8]	423	1,303	2,385	3,093
Derivative mark to market adjustment & losses on de-designation/early terminations	561	16	1,086	16
Transaction related costs	1,550	—	3,428	1,406
Core FFO	$20,018	$16,966	$53,615	$49,761

Add/(Deduct):
Straight-line rent adjustments[9]	(493)	(341)	(1,244)	(683)
Amortization of market lease intangibles, net	—	(9)	(6)	(25)
Amortization of lease inducements	—	—	—	7
Amortization of debt discounts (premiums)	10	—	19	—
Amortization of stock compensation	2,867	3,005	9,046	9,979
Non-real estate depreciation and amortization	145	165	434	594
Amortization of deferred financing costs	1,673	1,675	5,157	4,486
Add/(Deduct):
Non-incremental revenue generating capital expenditures:
Building improvements	(4,719)	(2,288)	(10,700)	(4,890)
Tenant improvements and leasing commissions[10]	(25)	(55)	(121)	(142)
Core AFFO[3]	$19,476	$19,118	$56,200	$59,087

Funds from Operations per share/unit-diluted	$0.12	$0.13	$0.60	$0.48
Core Funds from Operations per share/unit-diluted	$0.20	$0.17	$0.52	$0.49
Core Adjusted Funds from Operations per share/unit-diluted	$0.19	$0.19	$0.55	$0.58
Dividends declared per common share	$0.08	$0.07	$0.24	$0.1825

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Consolidated Statements of Operations page.

Adjusted EBITDA
($ in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Core FFO (calculated on a previous page)	$20,018	$16,966	$53,615	$49,761
Deduct:
Equity in (earnings) loss of unconsolidated joint ventures	(340)	268	(4,708)	(3,181)
Equity in earnings share of depreciation and amortization	(468)	(2,407)	(3,709)	(7,549)
Add:
Interest expense	22,240	21,507	69,804	64,683
Amortization of derivative premium	(423)	(1,303)	(2,385)	(3,093)
Derivative mark to market adjustment & losses on de-designation/early terminations	(561)	(16)	(1,086)	(16)
Recurring joint venture distributions	1,040	2,374	9,229	8,252
Income (loss) from noncontrolling interest in consolidated joint ventures, net[1]	(348)	(391)	(1,022)	(1,429)
Redeemable noncontrolling interests	81	81	243	459
Income tax expense	35	39	171	297
Adjusted EBITDA	$41,274	$37,118	$120,152	$108,184

3Q 2025
TTM Adjusted EBITDA	$152,662
Net Debt	1,407,717
Net Debt-to-EBITDA	9.2x
After
TTM Adjusted EBITDA	$152,662
Deduct:
TTM Multifamily Sales Adjustments	(16,720)
TTM Carry Costs from Sold Land	(510)
Add:
TTM Unconsolidated JV Sales Adjustments	5,719
TTM Adjusted EBITDA (Normalized)	$141,151

Net Debt	1,407,717
Net Debt-to-EBITDA (Normalized)	10.0x

See Consolidated Statements of Operations and Non-GAAP Financial Footnotes page.
See Non-GAAP Financial Definitions.

1Net of land and other impairments, and loss on disposition of developable land. See Annex 7 for breakout of noncontrolling interests in consolidated joint ventures.

Components of Net Asset Value
($ in thousands)

Real Estate Portfolio			Other Assets

Operating Multifamily NOI[1]	Total	At Share	Cash and Cash Equivalents	$8,778
New Jersey Waterfront	$168,828	$147,807	Restricted Cash	17,042
Massachusetts	20,264	20,264	Other Assets	50,818
Other	15,324	9,587	Subtotal Other Assets	$76,638
Total Multifamily NOI[2]	$204,416	$177,658
Commercial NOI[3]	4,240	3,346	Liabilities and Other Considerations
Total NOI	$208,656	$181,004
			Operating - Consolidated Debt at Share	$1,338,821
Non-Strategic Assets			Operating - Unconsolidated Debt at Share	128,852
			Other Liabilities	77,095
Estimated Value of Land Under Contract		$75,000	Revolving Credit Facility	31,000
Estimated Value of Remaining Land		35,395	Preferred Units	9,294
Total Non-Strategic Assets[4]		$110,395	Subtotal Liabilities and Other Considerations	$1,585,062

			Outstanding Shares[5]

			Diluted Weighted Average Shares Outstanding for 3Q 2025 (in 000s)	102,493

1 See Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized, including management fees.
2 Signature Place, 145 Front Street, The James and Quarry Place were sold in the third quarter. They contributed $43K, $398K, $571K, and $753K of NOI, respectively, for the quarter and have been removed from this subtotal. Normalized Real Estate Taxes are $8.8 million quarterly, $400 thousand lower than what was reported in the third quarter.
3 See Commercial Assets and Developable Land page for more details.
4 The land values are VRE's share of value. For more details see Commercial Assets and Developable Land page.
5 Outstanding shares for the quarter ended September 30, 2025 is comprised of the following (in 000s): 93,476 weighted average common shares outstanding, 8,611 weighted average Operating Partnership common and vested LTIP units outstanding, and 406 shares representing the dilutive effect of stock-based compensation awards.

See Non-GAAP Financial Definitions.

Multifamily Operating Portfolio

(in thousands, except Revenue per home)

			Operating Highlights
			Percentage Occupied[1]		Average Revenue per Home		NOI[2]		Debt Balance
	Ownership	Apartments	3Q 2025	2Q 2025	3Q 2025	2Q 2025	3Q 2025	2Q 2025
NJ Waterfront
Haus25	100.0%	750	96.5%	95.5%	$5,118	$5,027	$8,275	$8,083	$343,061
Liberty Towers*	100.0%	648	84.9%	78.0%	4,630	4,688	4,596	4,462	—
BLVD 401	74.3%	311	95.9%	95.8%	4,376	4,288	2,416	2,498	113,984
BLVD 425	74.3%	412	95.8%	95.0%	4,236	4,217	3,320	3,359	131,000
BLVD 475	100.0%	523	97.5%	97.0%	4,349	4,308	4,247	4,429	162,088
Soho Lofts*	100.0%	377	94.8%	94.1%	4,878	4,871	2,875	3,193	—
Sable	100.0%	762	96.6%	92.1%	4,245	4,224	5,638	5,655	181,544
RiverHouse 9 at Port Imperial	100.0%	313	94.9%	95.9%	4,590	4,507	2,717	2,798	110,000
RiverHouse 11 at Port Imperial	100.0%	295	97.3%	97.4%	4,394	4,403	2,470	2,543	100,000
RiverTrace	22.5%	316	95.1%	94.2%	3,869	3,830	2,225	2,084	82,000
Capstone	40.0%	360	94.7%	95.1%	4,651	4,692	3,428	3,398	135,000
NJ Waterfront Subtotal	87.2%	5,067	94.6%	92.8%	$4,524	$4,499	$42,207	$42,502	$1,358,677
Massachusetts
Portside at East Pier[3]	100.0%	180	95.5%	96.0%	$3,377	$3,336	$1,186	$1,277	$—
Portside 2 at East Pier	100.0%	296	96.3%	96.1%	3,563	3,567	2,158	2,217	94,200
The Emery at Overlook Ridge	100.0%	326	95.2%	95.1%	2,928	2,899	1,722	1,664	69,522
Massachusetts Subtotal	100.0%	802	95.7%	95.7%	$3,263	$3,244	$5,066	$5,158	$163,722
Other
The Upton	100.0%	193	94.5%	96.0%	$4,660	$4,468	$1,467	$1,466	$75,000
Riverpark at Harrison	45.0%	141	95.7%	96.5%	2,940	2,924	579	584	30,097
Station House	50.0%	378	93.9%	92.6%	3,029	3,018	1,785	1,987	85,716
Other Subtotal	62.6%	712	94.4%	94.3%	$3,453	$3,392	$3,831	$4,037	$190,813
Operating Portfolio[4,5]	86.1%	6,581	94.7%	93.3%	$4,255	$4,226	$51,104	$51,697	$1,713,212

1 Average of the last month of each quarter.
2 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities. These are shown at 100% and include management fees.
3 The loan on Portside at East Pier was paid off in August 2025.
4 Rental revenue associated with retail leases is included in the NOI disclosure above.
5 See Unconsolidated Joint Ventures and Annex 6: Multifamily Operating Portfolio for more details.

*Properties that are currently in the collateral pool for the Revolving Credit Facility. Following the July 9, 2025 amendment of the facility, the required number of collateral assets was reduced from five to two. Subsequent to the quarter end, negative pledge and assignment of proceeds of Portside at East Pier were added as incremental collateral.

See Non-GAAP Financial Definitions.
                                                            13

Commercial Assets and Developable Land

($ in thousands)

Commercial	Location	Ownership	Rentable SF1	Percentage Leased 3Q 2025	Percentage Leased 2Q 2025	NOI 3Q 2025	NOI 2Q 2025	Debt Balance
Port Imperial South - Garage	Weehawken, NJ	70.0%	Fn 1	N/A	N/A	$619	$713	$30,670
Port Imperial South - Retail	Weehawken, NJ	70.0%	18,064	77.0%	77.0%	126	70	—
Port Imperial North - Garage	Weehawken, NJ	100.0%	Fn 1	N/A	N/A	(13)	66	—
Port Imperial North - Retail	Weehawken, NJ	100.0%	8,400	100.0%	100.0%	119	145	—
Riverwalk at Port Imperial	West New York, NJ	100.0%	29,923	88.0%	88.0%	209	189	—
Commercial Total		90.4%	56,387	86.3%	86.3%	$1,060	$1,183	$30,670

Developable Land Parcel Units[2]
Total Units
NJ Waterfront[3]	1,277
Massachusetts	737
Other	160
Developable Land Parcel Units Total	2,174
Less: land under contract (Harborside 8/9)	1,277
Developable Land Parcel Units Remaining	897

1 Port Imperial South - Garage and Port Imperial North - Garage include approximately 850 and 686 parking spaces, respectively.
2 The Company has an additional 34,375 SF of developable retail space within land developments that is not represented in this table. The company owns 100% of the developable land parcel units.
3 PI South - Building 2 land was sold in August 2025, representing 245 total units and 123 units at share.

Same Store Market Information1

Sequential Quarter Comparison
(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Tradeouts[2]
	Apartments	3Q 2025	2Q 2025	Change	3Q 2025	2Q 2025	Change	3Q 2025	2Q 2025	Change
New Jersey Waterfront	5,067	$37,442	$37,814	(1.0)%	94.6%	92.8%	1.8%	3.9%	6.0%	(2.1)%
Massachusetts	802	5,261	5,346	(1.6)%	95.7%	95.7%	—%	2.5%	4.1%	(1.6)%
Other[3]	712	2,739	2,835	(3.4)%	94.4%	94.3%	0.1%	9.8%	11.1%	(1.3)%
Total	6,581	$45,442	$45,995	(1.2)%	94.7%	93.3%	1.4%	3.9%	5.8%	(1.9)%

Year-over-Year Third Quarter Comparison
(NOI in thousands)

		NOI at Share			Occupancy			Blended Lease Tradeouts[2]
	Apartments	3Q 2025	3Q 2024	Change	3Q 2025	3Q 2024	Change	3Q 2025	3Q 2024	Change
New Jersey Waterfront	5,067	$37,442	$38,837	(3.6)%	94.6%	95.3%	(0.7)%	3.9%	6.0%	(2.1)%
Massachusetts	802	5,261	5,230	0.6%	95.7%	94.7%	1.0%	2.5%	2.7%	(0.2)%
Other[3]	712	2,739	2,614	4.8%	94.4%	93.6%	0.8%	9.8%	(7.2)%	17.0%
Total	6,581	$45,442	$46,681	(2.7)%	94.7%	95.0%	(0.3)%	3.9%	5.0%	(1.1)%

Average Revenue per Home

	Apartments	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
New Jersey Waterfront	5,067	$4,524	$4,499	$4,430	$4,441	$4,371
Massachusetts	802	3,263	3,244	3,186	3,161	3,160
Other[3]	712	3,453	3,392	3,291	3,376	3,387
Total	6,581	$4,255	$4,226	$4,155	$4,170	$4,117
1 All statistics are based off the current 6,581 Same Store pool. These values reflect the Company's pro-rata ownership. Sable is shown as 85% for all comparative periods, reflecting VRE ownership level prior to the consolidation in April 2025.
2 Blended lease tradeouts exclude properties not managed by Veris for all periods shown.
3 "Other" includes properties in Suburban NJ and Washington, DC. See Multifamily Operating Portfolio page for breakout.

See Non-GAAP Financial Definitions.

Same Store Performance
($ in thousands)

Multifamily Same Store[1]
	Three Months Ended September 30,				Nine Months Ended September30,				Sequential
	2025	2024	Change	%	2025	2024	Change	%	3Q 25	2Q 25	Change	%
Apartment Rental Income	$62,111	$61,270	$841	1.4%	$184,050	$180,354	$3,696	2.0%	$62,111	$61,025	$1,086	1.8%
Parking/Other Income	6,759	6,089	670	11.0%	19,401	18,734	667	3.6%	6,759	6,559	200	3.0%
Total Property Revenues[2]	$68,870	$67,359	$1,511	2.2%	$203,451	$199,088	$4,363	2.2%	$68,870	$67,584	$1,286	1.9%
Marketing & Administration	1,993	2,011	(18)	(0.9)%	5,592	5,818	(226)	(3.9)%	1,993	1,816	177	9.7%
Utilities	2,357	2,201	156	7.1%	7,160	6,338	822	13.0%	2,357	1,979	378	19.1%
Payroll	3,878	3,735	143	3.8%	11,195	11,114	81	0.7%	3,878	3,666	212	5.8%
Repairs & Maintenance	3,806	3,436	370	10.8%	10,272	10,316	(44)	(0.4)%	3,806	3,588	218	6.1%
Controllable Expenses	$12,034	$11,383	$651	5.7%	$34,219	$33,586	$633	1.9%	$12,034	$11,049	$985	8.9%
Other Fixed Fees	781	738	43	5.8%	2,329	2,139	190	8.9%	781	778	3	0.4%
Insurance	1,355	645	710	110.1%	4,050	3,816	234	6.1%	1,355	1,384	(29)	(2.1)%
Real Estate Taxes	9,258	7,912	1,346	17.0%	26,049	24,904	1,145	4.6%	9,258	8,378	880	10.5%
Non-Controllable Expenses	$11,394	$9,295	$2,099	22.6%	$32,428	$30,859	$1,569	5.1%	$11,394	$10,540	$854	8.1%
Total Property Expenses	$23,428	$20,678	$2,750	13.3%	$66,647	$64,445	$2,202	3.4%	$23,428	$21,589	$1,839	8.5%
Same Store GAAP NOI	$45,442	$46,681	$(1,239)	(2.7)%	$136,804	$134,643	$2,161	1.6%	$45,442	$45,995	$(553)	(1.2)%

Same Store NOI Margin	66.0%	69.3%	(3.3)%		67.2%	67.6%	(0.4)%		66.0%	68.1%	(2.1)%
Total Units	6,581	6,581			6,581	6,581			6,581	6,581
% Ownership[1]	86.1%	86.1%			86.1%	86.1%			86.1%	86.1%
% Occupied	94.7%	95.0%	(0.3)%		94.7%	95.0%	(0.3)%		94.7%	93.3%	1.4%
1 These values represent the Company's pro-rata ownership. Sable is shown as 85% for all comparative periods, reflecting VRE ownership level prior to the consolidation in April 2025. These are shown at share and exclude management fees. .
2 Revenues reported based on Generally Accepted Accounting Principals or "GAAP".
                                        16

Debt Profile

($ in thousands)

	Lender	Effective Interest Rate[1]	September 30, 2025	December 31, 2024	Date of Maturity
Secured Permanent Loans
Portside 2 at East Pier	New York Life Insurance Co.	4.56%	$94,200	$95,427	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	113,984	115,515	08/10/26
Portside at East Pier[2]	KKR	SOFR + 2.75%	—	56,500	09/07/26
The Upton[3]	Bank of New York Mellon	SOFR + 1.58%	75,000	75,000	10/27/26
RiverHouse 9 at Port Imperial[4]	JP Morgan	SOFR + 1.41%	110,000	110,000	06/21/27
Quarry Place at Tuckahoe[5]	Natixis Real Estate Capital, LLC	4.48%	—	41,000	08/05/27
BLVD 475	The Northwestern Mutual Life Insurance Co.	2.91%	162,088	164,712	11/10/27
Haus25	Freddie Mac	6.04%	343,061	343,061	09/01/28
RiverHouse 11 at Port Imperial	The Northwestern Mutual Life Insurance Co.	4.52%	100,000	100,000	01/10/29
Sable[6]	Pacific Life	5.20%	181,544	—	08/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	30,670	31,098	12/01/29
The Emery[7]	Flagstar Bank	3.21%	69,522	70,653	01/01/31
Secured Permanent Loans Outstanding			$1,411,069	$1,333,966
Unamortized Deferred Financing Costs[5]			(8,532)	(10,492)
Secured Permanent Loans			$1,402,537	$1,323,474
Secured RCF & Term Loans:
Revolving Credit Facility[8]	Various Lenders	SOFR + 2.39%	$31,000	$152,000	04/22/27
Term Loan[8]	Various Lenders	SOFR + 2.39%	—	200,000	04/22/27
RCF & Term Loan Balances			$31,000	$352,000
Unamortized Deferred Financing Costs[5]			—	(3,161)
Total RCF & Term Loan Debt			$31,000	$348,839
Total Debt			$1,433,537	$1,672,313

See to Debt Profile Footnotes page.

Debt Summary and Maturity Schedule

As of September 30, all of the Company's total debt portfolio (consolidated and unconsolidated) is hedged or fixed with a weighted average interest rate of 4.76% and a weighted average maturity of 2.6 years.

($ in thousands)

As of 9/30	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate & Hedged Debt
Fixed Rate & Hedged Secured Debt	$1,442,069	100.0%	4.77%	2.38
Variable Rate Debt
Variable Rate Debt	—	—%	—%	—
Totals / Weighted Average	$1,442,069	100.0%	4.77%	2.38
Unamortized Deferred Financing Costs	(8,532)
Total Consolidated Debt, net	$1,433,537
Partners’ Share	(72,248)
VRE Share of Total Consolidated Debt, net[1]	$1,361,289

Unconsolidated Secured Debt
VRE Share	$128,852	38.7%	4.32%	3.86
Partners’ Share	203,961	61.3%	4.32%	3.86
Total Unconsolidated Secured Debt	$332,813	100.0%	4.32%	3.86

Pro Rata
Fixed Rate & Hedged Secured Debt	$1,498,673	100.0%	4.76%	2.56
Variable Rate Secured Debt	—	—%	—%	—
Total Pro Rata Debt Portfolio	$1,498,673	100.0%	4.76%	2.56

Debt Maturity Schedule as of September 30, 20252,3

1 Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $29.3 million at BLVD 401 and $9.2 million at Port Imperial South Garage.
2 The Revolver and Unused Revolver Capacity are shown with the one-year extension option utilized on the facilities.
3 The graphic reflects VRE share of consolidated debt balances only. The loan encumbering Emery is represented among the 2026 maturities as it features a contractual rate step-up in January 2026. Dollars are shown in millions.

Annex 1: Transaction Activity

$ in thousands
	Location	Transaction Date	Number of Buildings	Units	Gross Proceeds
2025 dispositions-to-date
Land
65 Livingston	Roseland, NJ	1/24/2025	N/A	N/A	$7,300
Wall Land	Wall Township, NJ	4/3/2025	N/A	N/A	31,000
PI North - Building 6 and Riverbend I1	West New York, NJ	4/21/2025	N/A	N/A	6,500
1 Water	White Plains, NY	4/29/2025	N/A	N/A	15,500
PI South - Building 2[1]	Weehawken, NJ	8/28/2025	N/A	N/A	19,000
Land dispositions-to-date			N/A	N/A	$79,300

Multifamily
Metropolitan at 40 Park[1]	Morristown, NJ	4/21/2025	1	130	$600
Signature Place	Morris Plains, NJ	7/9/2025	1	197	85,000
145 Front Street	Worcester, MA	7/22/2025	1	365	122,200
The James	Park Ridge, NJ	8/14/2025	1	240	117,000
Quarry Place	Eastchester, NY	9/25/2025	1	108	63,000[2]
Multifamily dispositions-to-date			5	1,040	$387,800
Total dispositions-to-date					$467,100

2025 acquisitions-to-date
Multifamily
Sable	Jersey City, NJ	4/21/2025	1	762	$38,500[3]
Multifamily acquisitions-to-date			1	762	$38,500

1 Represents gross value associated with Veris' share of the sale.
2 Gross proceeds include the buyer's assumption of the $41.0 million mortgage loan encumbering the property.
3 Represents gross value associated with the purchase of our partner's 15% equity interest in the Jersey City property now known as Sable.

Annex 2: Reconciliation of Net Income (loss) to NOI (three months ended)

	3Q 2025	2Q 2025
	Total	Total
Net Income (loss)	$81,326	$11,843
Deduct:
Management fees	(523)	(766)
Loss (income) from discontinued operations	(3,782)	27
Interest and other investment income	(173)	(70)
Equity in (earnings) loss of unconsolidated joint ventures	(340)	(526)
(Gain) loss on disposition of developable land	1,118	(36,566)
(Gain) loss from extinguishment of debt, net	3,212	—
Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net	(91,037)	6,877
(Gain) loss on sale of unconsolidated joint venture interests	—	(5,122)
Other (income) expense, net	121	(528)
Add:
Property management	4,261	4,088
General and administrative	8,517	9,605
Transaction-related costs	1,550	1,570
Depreciation and amortization	21,073	22,471
Interest expense	22,240	24,604
Provision for income taxes	35	93
Land and other impairments, net	—	12,467
Net operating income (NOI)	$47,598	$50,067

Summary of Consolidated Multifamily NOI by Type (unaudited):	3Q 2025	2Q 2025
Total Consolidated Multifamily - Operating Portfolio	$44,851	$47,316
Total Consolidated Commercial	1,060	1,183
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests)	$45,911	$48,499
NOI (loss) from services, land/development/repurposing & other assets	1,778	1,675
Total Consolidated Multifamily NOI	$47,689	$50,174

See Consolidated Statement of Operations page.
See Non-GAAP Financial Definitions.

Annex 3: Consolidated Statement of Operations and Non-GAAP Financial Footnotes

FFO, Core FFO, AFFO, NOI, & Adjusted EBITDA

1.Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,611 and 8,684 shares for the three months ended September 30, 2025 and 2024, respectively, and 8,620 and 8,689 shares for the nine months ended September 30, 2025 and 2024, respectively, plus dilutive Common Stock Equivalents (i.e. stock options).
2.Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $0.5 million and $2.4 million for the three months ended September 30, 2025 and 2024, respectively, and $3.7 million and $7.5 million for the nine months ended September 30, 2025 and 2024 respectively. Excludes non-real estate-related depreciation and amortization of $0.2 million for each of the three months ended September 30, 2025 and 2024, respectively, and $0.4 million and $0.6 million for the nine months ended September 30, 2025 and 2024, respectively.
3.Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See Non-GAAP Financial Definitions for information About FFO, Core FFO, AFFO, NOI & Adjusted EBITDA.
4.Represents the Company's controlling interest portion of the $15.7 million land and other impairment charge during the nine months ended September 30, 2025.
5.Represents the Company's controlling interest portion of the $1.1 million loss and $35.3 million gain on disposition of developable land during the three and nine months ended September 30, 2025, respectively.
6.Accounting for the impact of Severance/Compensation related costs, General and Administrative expense was $8.0 million and $8.8 million for the three months ended September 30, 2025 and 2024, respectively, and $26.1 million and $26.9 million for the nine months ended September 30, 2025 and 2024, respectively.
7.Accounting for the impact of Severance/Compensation related costs, Property Management expense was $3.6 million and $3.7 million for the three months ended September 30, 2025 and 2024, respectively, and $10.7 million and $11.0 million for the nine months ended September 30, 2025 and 2024, respectively.
8.Includes the Company's share from unconsolidated joint ventures of $0 and ($72) thousand for the three months ended September 30, 2025 and 2024, respectively, and ($14) thousand and ($72) thousand for the nine months ended September 30, 2025 and 2024, respectively.
9.Includes the Company's share from unconsolidated joint ventures of ($5) thousand and ($58) thousand for the three months ended September 30, 2025 and 2024, respectively and ($27) thousand and $35 thousand for the nine months ended September 30, 2025 and 2024, respectively.
10.Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.

Back to Consolidated Statement of Operations page.
Back to FFO, Core FFO and Core AFFO page.
Back to Adjusted EBITDA page

Annex 4: Unconsolidated Joint Ventures

($ in thousands)

Property	Units	Percentage Occupied	VRE's Nominal Ownership	3Q 2025 NOI[1]	Total Debt	VRE Share of 3Q NOI	VRE Share of Debt
Multifamily
RiverTrace	316	95.1%	22.5%	$2,225	$82,000	$501	$18,450
Capstone	360	94.7%	40.0%	3,428	135,000	1,400	54,000
Riverpark at Harrison	141	95.7%	45.0%	579	30,097	300	13,544
Station House	378	93.9%	50.0%	1,785	85,716	900	42,858
Total UJV	1,195	94.7%	39.1%	$8,017	$332,813	$3,025	$128,852
1 The sum of property level revenue, straight line and ASC 805 adjustments; less: operating expenses, real estate taxes and utilities. These are shown at 100% and include management fees.

Annex 5: Debt Profile Footnotes

1.Effective rate of debt, including deferred financing costs, comprised of debt initiation costs, and other transaction costs, as applicable.
2.The loan on Portside at East Pier was fully repaid in August 2025, the three-year cap was also terminated.
3.The loan on Upton is hedged with an interest rate cap at a strike rate of 3.5%, expiring in November 2026.
4.The loan on RiverHouse 9 at Port Imperial is hedged with an interest rate cap at a strike rate of 3.5%, expiring in July 2026.
5.In September 2025, the Company sold the property (Quarry Place), simultaneously assigning the $41 million mortgage to the purchaser.
6.The loan on Sable was consolidated in April 2025 upon the acquisition of the remaining 15% controlling interest in the joint venture previously referred to as "Urby at Harborside".
7.Effective rate reflects the fixed rate period, which ends on January 1, 2026. After that period ends, the Company must make a one-time interest rate election of either: (a) the floating-rate option, the sum of the highest prime rate as published in the New York Times on each applicable Rate Change Date plus 2.75% annually or (b) the fixed-rate option, the sum of the Five Year Fixed Rate Advance of the Federal Home Loan Bank of New York in effects as of the first business day of the month which is three months prior to the Rate Change Date plus 3.00% annually.
8.The Company's facilities consist of a $300 million Revolver and $200 million delayed-draw Term Loan and are supported by a group of eight lenders. The eight lenders consists of JP Morgan Chase and Bank of New York Mellon as Joint Bookrunners; Bank of America Securities, Capital One, Goldman Sachs Bank USA, and RBC Capital Markets as Joint Lead Arrangers; and Associated Bank and Eastern Bank as participants. In July 2025, the Company amended its existing facility and fully repaid the Term Loan. In August 2025, the Company terminated $55 million of the $200 million of interest rate cap at strike rate of 3.5%, expiring in July 2026. The amendment also reduced the number of participating Lenders from eight to seven. The facilities have a three-year term ending April 22, 2027, with a one-year extension option. The Revolver remains fully hedged through interest rate caps at a 3.5% strike rate, also expiring in July 2026.

	Balance as of September 30, 2025	Initial Spread	Deferred Financing Costs	5 bps reduction KPI	Updated Spread	SOFR or SOFR Cap	All In Rate
Secured Revolving Credit Facility	$31,000	1.55%	0.89%	(0.05)%	2.39%	3.50%	5.89%

Back to Debt Profile page.

Annex 6: Multifamily Property Information

	Location	Ownership	Apartments	Rentable SF1	Average Size	Year Complete
NJ Waterfront
Haus25	Jersey City, NJ	100.0%	750	617,787	824	2022
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017
Sable	Jersey City, NJ	100.0%	762	474,476	623	2017
RiverHouse 9 at Port Imperial	Weehawken, NJ	100.0%	313	245,127	783	2021
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.0%	295	250,591	849	2018
RiverTrace	West New York, NJ	22.5%	316	295,767	936	2014
Capstone	West New York, NJ	40.0%	360	337,991	939	2021
NJ Waterfront Subtotal		87.2%	5,067	4,391,122	888
Massachusetts
Portside at East Pier	East Boston, MA	100.0%	180	154,859	862	2015
Portside 2 at East Pier	East Boston, MA	100.0%	296	230,614	779	2018
The Emery	Revere, MA	100.0%	326	273,140	838	2020
Massachusetts Subtotal		100.0%	802	658,613	823
Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021
Riverpark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014
Station House	Washington, DC	50.0%	378	290,348	768	2015
Other Subtotal		62.6%	712	632,152	914
Operating Portfolio		86.1%	6,581	5,681,887	884

Back to Multifamily Operating Portfolio page.
1 Total sf outlined above excludes approximately 152,052 SF of ground floor retail, of which 119,366 SF was leased as of September 30, 2025.

Annex 7: Noncontrolling Interests in Consolidated JVs

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
BLVD 425	$119	$155	$402	$327
BLVD 401	(568)	(528)	(1,692)	(1,687)
Port Imperial Garage South	130	12	11	(3)
Port Imperial Retail South	10	5	14	34
Other consolidated joint ventures	(598)	(35)	(1,916)	(100)
Net losses in noncontrolling interests	$(907)	$(391)	$(3,181)	$(1,429)
Depreciation in noncontrolling interests	745	721	2,220	2,179
Funds from operations - noncontrolling interest in consolidated joint ventures	$(162)	$330	$(961)	$750
Interest expense in noncontrolling interest in consolidated joint ventures	801	787	2,359	2,359
Net operating income before debt service in consolidated joint ventures	$639	$1,117	$1,398	$3,109

Back to Adjusted EBITDA page.

Non-GAAP Financial Definitions
NON-GAAP FINANCIAL MEASURES
Included in this financial package are Funds from Operations, or FFO, Core Funds from Operations, or Core FFO, net operating income, or NOI and Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization, or Adjusted EBITDA, each a “non-GAAP financial measure,” measuring Veris Residential, Inc.’s historical or future financial performance that is different from measures calculated and presented in accordance with generally accepted accounting principles (“U.S. GAAP”), within the meaning of the applicable Securities and Exchange Commission rules. Veris Residential, Inc. believes these metrics can be a useful measure of its performance which is further defined.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted "EBITDA")
The Company defines Adjusted EBITDA as Core FFO, plus interest expense, plus income tax expense, plus income
(loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of
Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted
EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities
(determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Normalized) (Adjusted "EBITDA" (Normalized))
The Company defines Adjusted EBITDA (Normalized) as Adjusted EBITDA, adjusted to reflect the effects of non-recurring property transactions. In the case of acquisition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the Company’s income (loss) for its ownership period annualized and included on a trailing twelve month basis. In the case of disposition properties, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA minus the disposition property’s actual income (loss) on a trailing twelve month basis. In the case of joint venture transaction properties whereby the Company acquires a controlling interest and subsequently consolidates the acquired asset, Adjusted EBITDA (Normalized) would be calculated based on Adjusted EBITDA plus the actual income (loss) on a trailing twelve month basis in proportion to the Company’s economic interests in the joint venture as of the reporting date minus recurring joint venture distributions (the Company’s practice for EBITDA recognition for joint ventures). The Company presents Adjusted EBITDA (Normalized) because the Company believes that Adjusted EBITDA (Normalized) provides a more appropriate denominator for its calculation of the Net Debt-to-EBITDA ratio as it reflects the leverage profile of the Company as of the reporting date. Adjusted EBITDA (Normalized) should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Blended Net Rental Growth Rate or Blended Lease Rate
Weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease compared to the rent for the prior lease of the identical apartment unit.
Core FFO and Adjusted FFO ("AFFO")
Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company's performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions, and capital expenditures, (ii) straight-line rents and amortization of acquired above/below market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and Adjusted AFFO are presented solely as supplemental disclosure that the Company's management believes provides useful information to investors and analysts of its results, after adjusting for certain items to facilitate comparability of its performance from period to period. Core FFO and Adjusted FFO are non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. As there is not a generally accepted definition established for Core FFO and Adjusted FFO, the Company's measures of Core FFO may not be comparable to the Core FFO and Adjusted FFO reported by other REITs. A reconciliation of net income per share to Core FFO and Adjusted FFO in dollars and per share are included in the financial tables accompanying this press release.

Funds From Operations ("FFO")
FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.
FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that

Non-GAAP Financial Definitions
not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables accompanying this press release.
NOI and Same Store NOI
NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store NOI includes joint ventures at their pro rata share based on legal ownership.
Same Store NOI is presented for the same store portfolio, which comprises all properties that were owned by the Company throughout both of the reporting periods.

Company Information

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
210 Hudson St., Suite 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	210 Hudson St., Suite 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Mackenzie Rice
Director, Investor Relations
E-Mail: investors@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary

Anna Malhari
Chief Operating Officer

Equity Research Coverage

Bank of America Merrill Lynch	BTIG, LLC	Citigroup
Jana Galan	Thomas Catherwood	Nicholas Joseph

Evercore ISI	Green Street Advisors	JP Morgan
Steve Sakwa	John Pawlowski	Anthony Paolone

Truist
Michael R. Lewis
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